SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) July 17, 1998

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)



INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  June 30, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                  1996-2, Series 1996-3, and Series 1997-1 Certificates were distributed on July 17, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    July 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-1.

      Exhibit 20.2 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1995-2.

      Exhibit 20.3 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1995-3.

      Exhibit 20.4 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1996-1.

      Exhibit 20.5 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1996-2.

      Exhibit 20.6 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1996-3.

      Exhibit 20.7 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:     /s/Meridith Jarrell
                                             Name:     Meridith Jarrell
                                             Title:  President & Chief
                                                     Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              July 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              July 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              July 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              July 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1996-2.

20.6 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1996-3.

20.7 Monthly Servicing Report dated July 17, 1998 with respect to the Universal Card Master Trust Series 1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-1

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          870,000,000.00     60,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    870,000,000.00     60,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections               11,574,967.35        798,273.61
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   138,811,690.63      9,573,220.04
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,927,194.99        270,841.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  508,754.12         35,086.49
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      870,000,000.00     60,000,000.00

     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.77922%          5.89922%
     Investor Monthly Interest Due             4,189,934.50        294,961.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,189,934.50        294,961.00
     Investor  Default Amount Due              3,927,194.99        270,841.03
     Investor Monthly Fees Due                 1,450,000.00        100,000.00
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                 9,567,129.49        665,802.03
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,066,114.02        832,094.87
     Monthly Interest Paid                     4,189,934.50        294,961.00
     Investor Default Amount Paid              3,927,194.99              0.00
     Excess Spread                             3,948,984.54        537,133.87
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        270,841.03
     Required Amount                                   0.00        270,841.03
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        270,841.03
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          870,000,000.00     60,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              870,000,000.00     60,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,189,934.50        294,961.00
     2nd Collection Accounts Deposit           4,189,934.50        294,961.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,379,869.00        589,922.00


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  931,319.21     13,304,560.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,168,756.72    159,553,667.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    315,981.21      4,514,017.23
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   40,934.24        584,774.85
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.95234%
     Investor Monthly Interest Due               347,219.83      4,832,115.33
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 347,219.83      4,832,115.33
     Investor  Default Amount Due                315,981.21      4,514,017.23
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                   779,867.71     11,012,799.23
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        13,868,247.85
     Collections
     Interest/Principal/Spread                                         738.39
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.23%
     Base Rate                                                          7.80%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             970,777.35     13,868,986.24
     Monthly Interest Paid                             0.00      4,484,895.50
     Investor Default Amount Paid                      0.00      3,927,194.99
     Excess Spread                               970,777.35      5,456,895.76
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             270,841.03
     Required Amount                                               270,841.03
     -------------------------------------------------------------------------
     Monthly Interest Paid                       347,219.83        347,219.83
     Investor Default Paid                       315,981.21        586,822.24
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,856,187.02
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00

     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       347,219.83        347,219.83
     Principal Distribution                            0.00              0.00
     Total Distribution                          347,219.83        347,219.83
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.9603
     Certificate
     Interest Distribution Per 1,000                 4.9603
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,484,895.50
     2nd Collection Accounts Deposit                             4,484,895.50
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,969,791.00


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                       9.09%
     Beginning Invested /Transferor          230,348,613.80  1,230,348,613.80
     Amount
     Adjusted Invested /Transferor Amount    230,348,613.80  1,230,348,613.80
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                3,064,686.99     16,369,247.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    36,752,966.11    196,306,633.50
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,039,797.61      5,553,814.84
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  134,702.08        719,476.93
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      201,954,468.85  1,201,954,468.85
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Beginning Total Principal Balance    13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal Receivables Balance 13,221,499,157.37
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-1
     Supplement Date:                     01-Aug-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                 0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                 0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $347,219.83
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $870,000,000
Class B Initial Invested Amount                $60,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $870,000,000.00
Class B Invested Amount                     $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $870,000,000.00
Class B Adjusted Invested Amount            $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,514,017.23


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                     9.09%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                        $16,369,247.17
COLLECTIONS
SERIES 1995-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                       $5,553,814.84
SERIES 1995-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1995-1 ALLOCABLE PRINCIPAL                            $196,306,633.50
COLLECTIONS
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                           $13,304,560.17
INVESTOR DEFAULT AMOUNT                                        $4,514,017.23
REALLOCATED INVESTOR FINANCE CHARGE                           $13,868,247.85
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $159,553,667.39


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $12,066,114.02
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,066,114.02

   Class A Monthly Interest                  $4,189,934.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,927,194.99
TOTAL CLASS A EXCESS SPREAD                                    $3,948,984.54

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $832,094.87

   Class B Monthly Interest                    $294,961.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $537,133.87

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $970,777.35
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $970,777.35

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,456,895.76

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $270,841.03
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $347,219.83
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $315,981.21
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,856,187.02
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,856,187.02

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1995-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.80%                 1
Base Rate (Prior Month)                               7.80%                 1
Base Rate (Two Months Ago)                            7.92%                 1
THREE MONTH AVERAGE BASE RATE                                           7.84%

Series Adj Portfolio Yield (Curr Month)              11.23%                 1
Series Adj Portfolio Yield (Prior Month)             11.24%                 1
Series Adj Port Yield (Two Months Ago)               11.04%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.17%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $138,811,690.63

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $9,573,220.04

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,168,756.72

AVAILABLE PRINCIPAL COLLECTIONS            $159,553,667.39

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $159,553,667.39
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor Amount    675,000,000.00     35,625,000.00
     Floating Allocation Percentage             90.0000000%        4.7500000%
     Principal Allocation Percentage            90.0000000%        4.7500000%
     Finance Charge Collections                8,980,578.12        473,974.96
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   107,698,725.49      5,684,099.40
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,046,961.63        160,811.86
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  394,723.03         20,832.60
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      675,000,000.00     35,625,000.00

     -------------------------------------------------------------------------
     Group II Information                   Series 1995-2        Series
     Invested Amount                         750,000,000.00              0.00
     Average Rate                                  5.95987%           0.0000%
     Investor Finance Charge Collections      10,417,001.27              0.00
     Investor Principal Collections          119,665,250.55              0.00
     Investor Default Amount Due               3,385,512.92              0.00
     Investor Monthly Interest Due             3,724,920.53              0.00
     Investor Monthly Fees Due                 1,250,000.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.95000%          6.10000%
     Investor Monthly Interest Due             3,346,875.00        181,093.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,346,875.00        181,093.75
     Investor  Default Amount Due              3,046,961.63        160,811.86
     Investor Monthly Fees Due                 1,125,000.00         59,375.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,518,836.63        401,280.61
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           9,382,038.46        494,807.56
     Monthly Interest Paid                     3,346,875.00        181,093.75
     Investor Default Amount Paid              3,046,961.63              0.00
     Excess Spread                             2,988,201.84        313,713.81
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        160,811.86
     Required Amount                                   0.00        160,811.86
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        160,811.86
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          675,000,000.00     35,625,000.00
     Interest Distribution                     3,346,875.00        181,093.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        3,346,875.00        181,093.75
     Ending Certificate Balance              675,000,000.00     35,625,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    4.9583            5.0833
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     39,375,000.00    750,000,000.00
     Floating Allocation Percentage              5.2500000%       81.2777768%
     Principal Allocation Percentage             5.2500000%       81.2777768%
     Finance Charge Collections                  523,867.06      9,978,420.13
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     6,282,425.65    119,665,250.55
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    177,739.43      3,385,512.92
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   23,025.51        438,581.14
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       39,375,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group II Information                      Series            Series
     Invested Amount                                   0.00              0.00
     Average Rate                                   0.0000%           0.0000%
     Investor Finance Charge Collections               0.00              0.00
     Investor Principal Collections                    0.00              0.00
     Investor Default Amount Due                       0.00              0.00
     Investor Monthly Interest Due                     0.00              0.00
     Investor Monthly Fees Due                         0.00              0.00
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.00234%
     Investor Monthly Interest Due               196,951.78      3,724,920.53
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 196,951.78      3,724,920.53
     Investor  Default Amount Due                177,739.43      3,385,512.92
     Investor Monthly Fees Due                    65,625.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       440,316.21      8,360,433.45
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        10,417,001.27
     Collections
     Interest/Principal/Spread                                       6,737.32
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.26%
     Base Rate                                                          7.96%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             546,892.57     10,423,738.59
     Monthly Interest Paid                             0.00      3,527,968.75
     Investor Default Amount Paid                      0.00      3,046,961.63
     Excess Spread                               546,892.57      3,848,808.21
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             160,811.86
     Required Amount                                               160,811.86
     -------------------------------------------------------------------------
     Monthly Interest Paid                       196,951.78        196,951.78
     Investor Default Paid                       177,739.43        338,551.29
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,063,305.14
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00

     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           39,375,000.00    750,000,000.00
     Interest Distribution                       196,951.78      3,724,920.53
     Principal Distribution                            0.00              0.00
     Total Distribution                          196,951.78      3,724,920.53
     Ending Certificate Balance               39,375,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0020
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 5.0020
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Prior Month Account Owner Retained
     Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.82%
     Beginning Invested /Transferor          172,761,460.35    922,761,460.35
     Amount
     Adjusted Invested /Transferor Amount    172,761,460.35    922,761,460.35
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                2,298,515.24     12,276,935.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    27,564,724.58    147,229,975.13
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    779,848.21      4,165,361.13
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  101,026.56        539,607.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      151,465,851.64    901,465,851.64
     -------------------------------------------------------------------------
     Group II Information                    Group Total
     Invested Amount                         750,000,000.00
     Average Rate                                  5.95987%
     Investor Finance Charge Collections      10,417,001.27
     Investor Principal Collections          119,665,250.55
     Investor Default Amount Due               3,385,512.92
     Investor Monthly Interest Due             3,724,920.53
     Investor Monthly Fees Due                 1,250,000.00
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------

     Group:                               Group II
     Series:                              Series 1995-2
     Supplement Date:                     15-Nov-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $196,951.78
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $675,000,000
Class B Initial Invested Amount                $35,625,000
Collateral Initial Invested Amount             $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $675,000,000.00
Class B Invested Amount                     $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $675,000,000.00
Class B Adjusted Invested Amount            $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,385,512.92


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.95987%
ALL SERIES
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE                              $10,417,001.27
COLLECTIONS
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $3,385,512.92
GROUP II INVESTOR MONTHLY FEES                                 $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,724,920.53


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                     6.82%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $12,276,935.37
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $4,165,361.13
SERIES 1995-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL                            $147,229,975.13
COLLECTIONS
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                            $9,978,420.13
INVESTOR DEFAULT AMOUNT                                        $3,385,512.92
REALLOCATED INVESTOR FINANCE CHARGE                           $10,417,001.27
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $119,665,250.55


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of           $9,382,038.46
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,382,038.46

   Class A Monthly Interest                  $3,346,875.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,046,961.63
TOTAL CLASS A EXCESS SPREAD                                    $2,988,201.84

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $494,807.56

   Class B Monthly Interest                    $181,093.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $313,713.81

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $546,892.57
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $546,892.57

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $3,848,808.21

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Chargeoffs

Excess Spread Applied to Class B                                 $160,811.86
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $196,951.78
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $177,739.43
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,063,305.14
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,063,305.14

EXCESS FINANCE CHARGES COLLECTIONS

  TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.96%                 1
Base Rate (Prior Month)                               7.96%                 1
Base Rate (Two Months Ago)                            7.97%                 1
THREE MONTH AVERAGE BASE RATE                                           7.96%

Series Adj Portfolio Yield (Curr Month)              11.26%                 1
Series Adj Portfolio Yield (Prior Month)             11.22%                 1
Series Adj Port Yield (Two Months Ago)               11.09%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.19%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections           $107,698,725.49

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections             $5,684,099.40

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections          $6,282,425.65

AVAILABLE PRINCIPAL COLLECTIONS            $119,665,250.55

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $119,665,250.55
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    652,500,000.00     45,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections                8,681,225.51        598,705.21
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   104,108,767.97      7,179,915.03
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,945,396.24        203,130.78
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  381,565.59         26,314.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      652,500,000.00     45,000,000.00

     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.87750%          5.98750%
     Investor Monthly Interest Due             3,195,890.63        224,531.25
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,195,890.63        224,531.25
     Investor  Default Amount Due              2,945,396.24        203,130.78
     Investor Monthly Fees Due                 1,087,500.00         75,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,228,786.87        502,662.03
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           9,108,189.58        627,607.42
     Monthly Interest Paid                     3,195,890.63        224,531.25
     Investor Default Amount Paid              2,945,396.24              0.00
     Excess Spread                             2,966,902.71        403,076.17
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        203,130.78
     Required Amount                                   0.00        203,130.78
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        203,130.78
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          652,500,000.00     45,000,000.00
     Interest Distribution                     9,694,201.57        681,078.13
     Principal Distribution                            0.00              0.00
     Total Distribution                        9,694,201.57        681,078.13
     Ending Certificate Balance              652,500,000.00     45,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.8570           15.1351
     Certificate
     Interest Distribution Per 1,000                14.8570           15.1351
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit         3,302,420.31        232,015.63
     2nd Collection Accounts Deposit           3,195,890.63        224,531.25
     3rd Collection Accounts Deposit           3,195,890.63        224,531.25
     Quarterly Interest Distribution           9,694,201.57        681,078.13


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     52,500,000.00    750,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  698,489.41      9,978,420.13
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     8,376,567.54    119,665,250.55
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    236,985.90      3,385,512.92
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   30,700.68        438,581.14
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       52,500,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.00234%
     Investor Monthly Interest Due               262,602.38      3,683,024.25
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 262,602.38      3,683,024.25
     Investor  Default Amount Due                236,985.90      3,385,512.92
     Investor Monthly Fees Due                    87,500.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       587,088.28      8,318,537.17
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        10,460,123.64
     Collections
     Interest/Principal/Spread                                       7,882.01
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.33%
     Base Rate                                                          7.89%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             732,208.65     10,468,005.65
     Monthly Interest Paid                             0.00      3,420,421.88
     Investor Default Amount Paid                      0.00      2,945,396.24
     Excess Spread                               732,208.65      4,102,187.54
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             203,130.78
     Required Amount                                               203,130.78
     -------------------------------------------------------------------------
     Monthly Interest Paid                       262,602.38        262,602.38
     Investor Default Paid                       236,985.90        440,116.68
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,149,468.48
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           52,500,000.00    750,000,000.00
     Interest Distribution                       262,602.38     10,637,882.07
     Principal Distribution                            0.00              0.00
     Total Distribution                          262,602.38     10,637,882.07
     Ending Certificate Balance               52,500,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0020
     Certificate
     Interest Distribution Per 1,000                 5.0020
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Accounts Deposit                           3,534,435.94
     2nd Collection Accounts Deposit                             3,420,421.88
     3rd Collection Accounts Deposit                             3,420,421.88
     Quarterly Interest Distribution                            10,375,279.70


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.82%
     Beginning Invested /Transferor          172,761,460.35    922,761,460.35
     Amount
     Adjusted Invested /Transferor Amount    172,761,460.35    922,761,460.35
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                2,298,515.24     12,276,935.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    27,564,724.58    147,229,975.13
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    779,848.21      4,165,361.13
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  101,026.56        539,607.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      151,465,851.64    901,465,851.64
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-3
     Supplement Date:                     15-Nov-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.85701389

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.85701389

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.13506956
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.13506956
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $262,602.38
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $652,500,000
Class B Initial Invested Amount                $45,000,000
Collateral Initial Invested Amount             $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $652,500,000.00
Class B Invested Amount                     $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $652,500,000.00
Class B Adjusted Invested Amount            $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,385,512.92


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                    6.82%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $12,276,935.37
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                      $4,165,361.13
SERIES 1995-3  MONTHLY FEES                                    $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL                           $147,229,975.13
COLLECTIONS
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                            $9,978,420.13
INVESTOR DEFAULT AMOUNT                                        $3,385,512.92
REALLOCATED INVESTOR FINANCE CHARGE                           $10,460,123.64
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $119,665,250.55


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of           $9,108,189.58
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,108,189.58

   Class A Monthly Interest                  $3,195,890.63
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,945,396.24
TOTAL CLASS A EXCESS SPREAD                                    $2,966,902.71

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $627,607.42

   Class B Monthly Interest                    $224,531.25
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $403,076.17

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $732,208.65
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $732,208.65

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $4,102,187.54

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $203,130.78
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $262,602.38
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $236,985.90
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,149,468.48
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,149,468.48

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.89%                 1
Base Rate (Prior Month)                               7.89%                 1
Base Rate (Two Months Ago)                            8.09%                 1
THREE MONTH AVERAGE BASE RATE                                           7.96%

Series Adj Portfolio Yield (Curr Month)              11.33%                 1
Series Adj Portfolio Yield (Prior Month)             11.29%                 1
Series Adj Port Yield (Two Months Ago)               11.24%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.29%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $104,108,767.97

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $7,179,915.03

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections          $8,376,567.54

AVAILABLE PRINCIPAL COLLECTIONS            $119,665,250.55

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $119,665,250.55
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               11,308,876.15      1,064,364.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   135,620,617.28     12,764,293.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,836,914.64        361,121.38
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  497,058.63         46,781.99
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00

     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.81250%          5.94750%
     Investor Monthly Interest Due             4,117,187.50        396,500.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,117,187.50        396,500.00
     Investor  Default Amount Due              3,836,914.64        361,121.38
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,370,768.81        890,954.71
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,825,456.73      1,111,996.52
     Monthly Interest Paid                     4,117,187.50        396,500.00
     Investor Default Amount Paid              3,836,914.64              0.00
     Excess Spread                             3,871,354.59        715,496.52
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        361,121.38
     Required Amount                                   0.00        361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        361,121.38
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    12,488,802.08      1,202,716.67
     Principal Distribution                            0.00              0.00
     Total Distribution                       12,488,802.08      1,202,716.67
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.6927           15.0340
     Certificate
     Interest Distribution Per 1,000                14.6927           15.0340
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,254,427.08        409,716.67
     2nd Collection Accounts Deposit           4,117,187.50        396,500.00
     3rd Collection Accounts Deposit           4,117,187.50        396,500.00
     Quarterly Interest Distribution          12,488,802.08      1,202,716.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  931,319.21     13,304,560.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,168,756.72    159,553,667.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    315,981.21      4,514,017.23
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   40,934.24        584,774.85
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.00234%
     Investor Monthly Interest Due               350,136.50      4,863,824.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 350,136.50      4,863,824.00
     Investor  Default Amount Due                315,981.21      4,514,017.23
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       782,784.37     11,044,507.89
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        13,899,956.52
     Collections
     Interest/Principal/Spread                                      10,493.69
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.28%
     Base Rate                                                          7.84%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             972,996.96     13,910,450.21
     Monthly Interest Paid                             0.00      4,513,687.50
     Investor Default Amount Paid                      0.00      3,836,914.64
     Excess Spread                               972,996.96      5,559,848.07
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             361,121.38
     Required Amount                                               361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                       350,136.50        350,136.50
     Investor Default Paid                       315,981.21        677,102.58
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,865,942.32
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00

     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       350,136.50     14,041,655.25
     Principal Distribution                            0.00              0.00
     Total Distribution                          350,136.50     14,041,655.25
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0020
     Certificate
     Interest Distribution Per 1,000                 5.0020
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,664,143.75
     2nd Collection Accounts Deposit                             4,513,687.50
     3rd Collection Accounts Deposit                             4,513,687.50
     Quarterly Interest Distribution                            13,691,518.75


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.09%
     Beginning Invested /Transferor          230,348,613.80  1,230,348,613.80
     Amount
     Adjusted Invested /Transferor Amount    230,348,613.80  1,230,348,613.80
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                3,064,686.99     16,369,247.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    36,752,966.11    196,306,633.50
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,039,797.61      5,553,814.84
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  134,702.08        719,476.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      201,954,468.85  1,201,954,468.85
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-1
     Supplement Date:                     30-Apr-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.69270833

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.69270833

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.03395838
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.03395838
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $350,136.50
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


 DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,514,017.23


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                     9.09%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $16,369,247.17
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $5,553,814.84
SERIES 1996-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL                            $196,306,633.50
COLLECTIONS
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                           $13,304,560.17
INVESTOR DEFAULT AMOUNT                                        $4,514,017.23
REALLOCATED INVESTOR FINANCE CHARGE                           $13,899,956.52
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $159,553,667.39


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,825,456.73
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,825,456.73

   Class A Monthly Interest                  $4,117,187.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,836,914.64
TOTAL CLASS A EXCESS SPREAD                                    $3,871,354.59

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,111,996.52

   Class B Monthly Interest                    $396,500.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $715,496.52

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $972,996.96
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $972,996.96

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,559,848.07

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $361,121.38
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $350,136.50
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $315,981.21
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,865,942.32
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,865,942.32

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.84%                 1
Base Rate (Prior Month)                               7.84%                 1
Base Rate (Two Months Ago)                            8.03%                 1
THREE MONTH AVERAGE BASE RATE                                           7.90%

Series Adj Portfolio Yield (Curr Month)              11.28%                 1
Series Adj Portfolio Yield (Prior Month)             11.24%                 1
Series Adj Port Yield (Two Months Ago)               11.18%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.23%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $135,620,617.28

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $12,764,293.39

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,168,756.72

AVAILABLE PRINCIPAL COLLECTIONS            $159,553,667.39

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $159,553,667.39
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               11,308,876.15      1,064,364.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   135,620,617.28     12,764,293.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,836,914.64        361,121.38
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  497,058.63         46,781.99
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00

     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.75750%          5.89750%
     Investor Monthly Interest Due             4,078,229.17        393,166.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,078,229.17        393,166.67
     Investor  Default Amount Due              3,836,914.64        361,121.38
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,331,810.48        887,621.38
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,809,889.63      1,108,713.19
     Monthly Interest Paid                     4,078,229.17        393,166.67
     Investor Default Amount Paid              3,836,914.64              0.00
     Excess Spread                             3,894,745.82        715,546.52
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        361,121.38
     Required Amount                                   0.00        361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        361,121.38
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    12,370,628.48      1,192,605.56
     Principal Distribution                            0.00              0.00
     Total Distribution                       12,370,628.48      1,192,605.56
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.5537           14.9076
     Certificate
     Interest Distribution Per 1,000                14.5537           14.9076
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,214,170.14        406,272.22
     2nd Collection Accounts Deposit           4,078,229.17        393,166.67
     3rd Collection Accounts Deposit           4,078,229.17        393,166.67
     Quarterly Interest Distribution          12,370,628.48      1,192,605.56


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  931,319.21     13,304,560.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,168,756.72    159,553,667.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    315,981.21      4,514,017.23
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   40,934.24        584,774.85
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

    -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.02377%
     Investor Monthly Interest Due               351,386.50      4,822,782.33
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 351,386.50      4,822,782.33
     Investor  Default Amount Due                315,981.21      4,514,017.23
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       784,034.37     11,003,466.23
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        13,858,914.85
     Collections
     Interest/Principal/Spread                                      29,812.00
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.25%
     Base Rate                                                          7.79%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             970,124.04     13,888,726.85
     Monthly Interest Paid                             0.00      4,471,395.83
     Investor Default Amount Paid                      0.00      3,836,914.64
     Excess Spread                               970,124.04      5,580,416.38
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             361,121.38
     Required Amount                                               361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                       351,386.50        351,386.50
     Investor Default Paid                       315,981.21        677,102.58
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,885,260.63
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00

     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       351,386.50     13,914,620.53
     Principal Distribution                            0.00              0.00
     Total Distribution                          351,386.50     13,914,620.53
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0198
     Certificate
     Interest Distribution Per 1,000                 5.0198
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,620,442.36
     2nd Collection Accounts Deposit                             4,471,395.84
     3rd Collection Accounts Deposit                             4,471,395.83
     Quarterly Interest Distribution                            13,563,234.03


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained            (1,666.67) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.09%
     Beginning Invested /Transferor          230,348,613.80  1,230,348,613.80
     Amount
     Adjusted Invested /Transferor Amount    230,348,613.80  1,230,348,613.80
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                3,064,686.99     16,369,247.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    36,752,966.11    196,306,633.50
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,039,797.61      5,553,814.84
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  134,702.08        719,476.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      201,954,468.85  1,201,954,468.85
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-2
     Supplement Date:                     17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing
Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.55368056

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.55368056

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.90756946
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.90756946
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $351,386.50
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


 DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21
                                                      C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,514,017.23


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                     9.09%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        $16,369,247.17
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                       $5,553,814.84
SERIES 1996-2 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL                            $196,306,633.50
COLLECTIONS
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                           $13,304,560.17
INVESTOR DEFAULT AMOUNT                                        $4,514,017.23
REALLOCATED INVESTOR FINANCE CHARGE                           $13,858,914.85
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $159,553,667.39


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,809,889.63
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,809,889.63

   Class A Monthly Interest                  $4,078,229.17
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,836,914.64
TOTAL CLASS A EXCESS SPREAD                                    $3,894,745.82

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,108,713.19

   Class B Monthly Interest                    $393,166.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $715,546.52

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $970,124.04
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $970,124.04

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,580,416.38
                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $361,121.38
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $351,386.50
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $315,981.21
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,885,260.63
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,885,260.63

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.79%                 1
Base Rate (Prior Month)                               7.79%                 1
Base Rate (Two Months Ago)                            7.98%                 1
THREE MONTH AVERAGE BASE RATE                                           7.85%

Series Adj Portfolio Yield (Curr Month)              11.25%                 1
Series Adj Portfolio Yield (Prior Month)             11.19%                 1
Series Adj Port Yield (Two Months Ago)               11.13%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.19%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $135,620,617.28

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $12,764,293.39

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,168,756.72

AVAILABLE PRINCIPAL COLLECTIONS            $159,553,667.39

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $159,553,667.39
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               11,308,876.15      1,064,364.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   135,620,617.28     12,764,293.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,836,914.64        361,121.38
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  497,058.63         46,781.99
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00

     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78750%          5.98750%
     Investor Monthly Interest Due             4,099,479.17        399,166.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,099,479.17        399,166.67
     Investor  Default Amount Due              3,836,914.64        361,121.38
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,353,060.48        893,621.38
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          11,856,870.50      1,111,026.52
     Monthly Interest Paid                     4,099,479.17        399,166.67
     Investor Default Amount Paid              3,836,914.64              0.00
     Excess Spread                             3,920,476.69        711,859.85
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        361,121.38
     Required Amount                                   0.00        361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        361,121.38
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00

     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,099,479.17        399,166.67
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,099,479.17        399,166.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  931,319.21     13,304,560.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,168,756.72    159,553,667.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    315,981.21      4,514,017.23
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   40,934.24        584,774.85
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.05234%
     Investor Monthly Interest Due               353,053.17      4,851,699.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 353,053.17      4,851,699.00
     Investor  Default Amount Due                315,981.21      4,514,017.23
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       785,701.04     11,032,382.89
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        13,887,831.52
     Collections
     Interest/Principal/Spread                                      52,213.71
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.31%
     Base Rate                                                          7.82%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             972,148.21     13,940,045.23
     Monthly Interest Paid                             0.00      4,498,645.83
     Investor Default Amount Paid                      0.00      3,836,914.64
     Excess Spread                               972,148.21      5,604,484.75
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             361,121.38
     Required Amount                                               361,121.38
     -------------------------------------------------------------------------
     Monthly Interest Paid                       353,053.17        353,053.17
     Investor Default Paid                       315,981.21        677,102.58
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,907,662.34
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00

     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       353,053.17        353,053.17
     Principal Distribution                            0.00              0.00
     Total Distribution                          353,053.17        353,053.17
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0436
     Certificate
     Interest Distribution Per 1,000                 5.0436
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,498,645.83
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,498,645.83


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Change in Account Owner Retained                  0.00 CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.09%
     Beginning Invested /Transferor          230,348,613.80  1,230,348,613.80
     Amount
     Adjusted Invested /Transferor Amount    230,348,613.80  1,230,348,613.80
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                3,064,686.99     16,369,247.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    36,752,966.11    196,306,633.50
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,039,797.61      5,553,814.84
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  134,702.08        719,476.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      201,954,468.85  1,201,954,468.85
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-3
     Supplement Date:                     17-Sep-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $353,053.17
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


 DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,514,017.23


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                     9.09%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $16,369,247.17
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $5,553,814.84
SERIES 1996-3 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL                            $196,306,633.50
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                           $13,304,560.17
INVESTOR DEFAULT AMOUNT                                        $4,514,017.23
REALLOCATED INVESTOR FINANCE CHARGE                           $13,887,831.52
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $159,553,667.39


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,856,870.50
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,856,870.50

   Class A Monthly Interest                  $4,099,479.17
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,836,914.64
TOTAL CLASS A EXCESS SPREAD                                    $3,920,476.69

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,111,026.52

   Class B Monthly Interest                    $399,166.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $711,859.85

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $972,148.21
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $972,148.21

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,604,484.75

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $361,121.38
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $353,053.17
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $315,981.21
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,907,662.34
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,907,662.34

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.82%                 1
Base Rate (Prior Month)                               7.82%                 1
Base Rate (Two Months Ago)                            8.02%                 1
THREE MONTH AVERAGE BASE RATE                                           7.89%

Series Adj Portfolio Yield (Curr Month)              11.31%                 1
Series Adj Portfolio Yield (Prior Month)             11.25%                 1
Series Adj Port Yield (Two Months Ago)               11.12%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.23%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $135,620,617.28

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $12,764,293.39

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,168,756.72

AVAILABLE PRINCIPAL COLLECTIONS            $159,553,667.39

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $159,553,667.39
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                               30-Jun-98
     Distribution Date                            17-Jul-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               11,308,876.15      1,064,364.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   135,620,617.28     12,764,293.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,836,914.64        361,121.38
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  497,058.63         46,781.99
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79854%          5.89284%
     Investor Finance Charge Collections      13,889,335.03     10,417,001.27
     Investor Principal Collections          159,553,667.39    119,665,250.55
     Investor Default Amount Due               4,514,017.23      3,385,512.92
     Investor Monthly Interest Due             4,832,115.33      3,683,024.25
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78922%          5.97922%
     Investor Monthly Interest Due             4,100,697.50        398,614.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,100,697.50        398,614.67
     Investor  Default Amount Due              3,836,914.64        361,121.38
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,354,278.81        893,069.38
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections                Class A           Class B
     Available Funds                          11,869,550.73      1,111,088.16
     Monthly Interest Paid                     4,100,697.50        398,614.67
     Investor Default Amount Paid              3,836,914.64              0.00
     Excess Spread                             3,931,938.59        712,473.49
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        361,121.38
     Required Amount                                   0.00        361,121.38
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        361,121.38
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                              Class A           Class B

     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,100,697.50        398,614.67
     2nd Collection Accounts Deposit           4,100,697.50        398,614.67
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,201,395.00        797,229.34


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,284            61,709
     Balance of Accounts                        550,422,407       147,577,055

     31+Days Delinquency Rate                                         2.9694%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       81.2777768%
     Principal Allocation Percentage             7.0000000%       81.2777768%
     Finance Charge Collections                  931,319.21     13,304,560.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,168,756.72    159,553,667.39
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    315,981.21      4,514,017.23
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   40,934.24        584,774.85
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83659%          5.78934%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,863,824.00      4,822,782.33
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.05413%

     Investor Monthly Interest Due               353,157.33      4,852,469.50
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 353,157.33      4,852,469.50
     Investor  Default Amount Due                315,981.21      4,514,017.23
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       785,805.21     11,033,153.39
     Reallocated Investor Finance Charge                        13,888,602.02
     Collections
     Interest/Principal/Spread                                      64,239.01
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   11.33%
     Base Rate                                                          7.82%
     Application of Collections             CIA Investor          Total
     Available Funds                             972,202.14     13,952,841.03
     Monthly Interest Paid                             0.00      4,499,312.17
     Investor Default Amount Paid                      0.00      3,836,914.64
     Excess Spread                               972,202.14      5,616,614.22
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             361,121.38
     Required Amount                                               361,121.38
     Monthly Interest Paid                       353,157.33        353,157.33
     Investor Default Paid                       315,981.21        677,102.58
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           2,919,687.64
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       353,157.33        353,157.33
     Principal Distribution                            0.00              0.00
     Total Distribution                          353,157.33        353,157.33
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.0451
     Certificate
     Interest Distribution Per 1,000                 5.0451
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,499,312.17
     2nd Collection Accounts Deposit                             4,499,312.17
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,998,624.34


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,691            22,619
     Balance of Accounts                         89,029,630        68,891,672

     31+Days Delinquency Rate

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.09%
     Beginning Invested /Transferor          230,348,613.80  1,230,348,613.80
     Amount
     Adjusted Invested /Transferor Amount    230,348,613.80  1,230,348,613.80
     Floating Allocation Percentage             18.7222232%      100.0000000%
     Principal Allocation Percentage            18.7222232%      100.0000000%
     Finance Charge Collections                3,064,686.99     16,369,247.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    36,752,966.11    196,306,633.50
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,039,797.61      5,553,814.84
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  134,702.08        719,476.93
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      201,954,468.85  1,201,954,468.85
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82204%          5.82634%
     Investor Finance Charge Collections      13,889,335.03     13,889,335.03
     Investor Principal Collections          159,553,667.39    159,553,667.39
     Investor Default Amount Due               4,514,017.23      4,514,017.23
     Investor Monthly Interest Due             4,851,699.00      4,852,469.50
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements


     Delinquencies                              121+              Total

     Number of Accounts                              28,947           416,250
     Balance of Accounts                         96,371,731    952,292,495.22

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,533,834,751.78
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,533,834,751.78
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              180,061,718.83
     Total Yield                                     15.97%
     Trust Portfolio Yield                           11.25%
     Principal Collections                 2,159,372,968.55
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            15.96%
     Defaults                                 61,091,963.21
     Monthly Default Rate                             5.42%
     Net Monthly Default Rate                         4.72%
     Recoveries                                7,914,246.25
     Adjustments                               (689,998.81)
     New Receivables                       1,907,439,338.54
     Ending Principal  Receivables        13,221,499,157.37
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,221,499,157.37
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82478%
     Investor Finance Charge Collections      79,863,676.41
     Investor Principal Collections          917,433,587.52
     Investor Default Amount Due              25,955,599.05
     Investor Monthly Interest Due            27,905,914.42
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     Monthly Funding Requirements

     Group:                               Group 1
     Series:                              Series 1997-1
     Supplement Date:                     14-May-97


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/98 with respect to the performance of the Trust during the month of 06/01/98 to 06/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00


     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount

(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $353,157.33
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,533,834,751.78
Receivables:
Beginning of the Month Finance Charge                        $129,156,797.76
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,662,991,549.54


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,221,499,157.37
End of the Month Finance Charge                              $152,090,028.33
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,373,589,185.70


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,000,000,000.00
Trust Series)

End of the Month Total Transferor Amount                    $2,373,589,185.70


 DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $147,577,055.37
   61-90 Days Delinquent                                      $89,029,629.80
   91+ Days Delinquent                                       $165,263,403.23

   Total 31+ Days Delinquent                                 $401,870,088.40

Defaulted Accounts During the Month                           $61,091,963.21

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,514,017.23


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82478%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $79,863,676.41
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $25,955,599.05
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $27,905,914.42


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                     9.09%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $16,369,247.17
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $5,553,814.84
SERIES 1997-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL                            $196,306,633.50
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         81.28%

INVESTOR FINANCE CHARGE COLLECTIONS                           $13,304,560.17
INVESTOR DEFAULT AMOUNT                                        $4,514,017.23
REALLOCATED INVESTOR FINANCE CHARGE                           $13,888,602.02
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       81.28%
AVAILABLE PRINCIPAL COLLECTIONS                              $159,553,667.39


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $11,869,550.73
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $11,869,550.73

   Class A Monthly Interest                  $4,100,697.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,836,914.64
TOTAL CLASS A EXCESS SPREAD                                    $3,931,938.59

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,111,088.16

   Class B Monthly Interest                    $398,614.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $712,473.49

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $972,202.14
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $972,202.14

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,616,614.22
                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $361,121.38
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $353,157.33
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $315,981.21
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,919,687.64
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,919,687.64

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $31,054,445.26
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.82%                 1
Base Rate (Prior Month)                               7.82%                 1
Base Rate (Two Months Ago)                            7.95%                 1
THREE MONTH AVERAGE BASE RATE                                           7.86%

Series Adj Portfolio Yield (Curr Month)              11.33%                 1
Series Adj Portfolio Yield (Prior Month)             11.33%                 1
Series Adj Port Yield (Two Months Ago)               11.12%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.26%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $135,620,617.28

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $12,764,293.39

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,168,756.72

AVAILABLE PRINCIPAL COLLECTIONS            $159,553,667.39

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $159,553,667.39
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/Bernard Lyons_______________________________
          Name:   Bernard Lyons
          Title:  Servicing Officer

     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By ___/s/ Dori Broglino
          Name:   Dori Broglino
          Title:  Servicing Officer